Prospectus Supplement	November 9, 2020

Putnam RetirementReady Maturity Fund
Summary Prospectus dated November 30, 2019

On November 5, 2020, shareholders of Putnam RetirementReady Maturity Fund approved a new management contract for the fund, which will take effect on January 4, 2021 (the “Effective Date”). Under the new management contract, the fund will pay a management fee directly to Putnam Management. However, Putnam Management also has contractually agreed to an expense limitation agreement, under which, starting on the Effective Date, it will reimburse the fund in full for its acquired fund fees and expenses and will cap the fund’s total costs in an amount sufficient to result in total annual fund operating expenses for class A, B, C, R, R6 and Y shares of the fund (exclusive of certain fees and expenses) that equal 0.65%, 0.65%, 0.65%, 0.80%, 0.55%, and 0.65%, respectively, of the fund's average net assets. This agreement will remain in effect through at least November 30, 2024 unless modified or discontinued with approval of the Board of Trustees.

As of the Effective Date, the sub-sections “Annual fund operating expenses” and “Example” in the section “Fees and Expenses” are replaced in their entirety as follows:

Annual fund operating expenses (expenses you pay each year as a percentage of the value of your investment)

							Total
							annual
							fund
							operating
					Total		expenses
				Acquired	annual		after
	Manage-	Distribution		fund fees	fund	Expense	expense
	ment	and service	Other	and	operating	reimburse-	reimburse-
Share class	fees[a]	(12b-1) fees	expenses	expenses	expenses	ment[d]	ment
Class A	0.46%	0.25%	0.24%	0.53%	1.48%	(0.58)%	0.90%
Class B	0.46%	1.00%	0.24%	0.53%	2.23%	(0.58)%	1.65%
Class C	0.46%	1.00%	0.24%	0.53%	2.23%	(0.58)%	1.65%
Class R	0.46%	0.50%	0.39%[b]	0.53%	1.88%	(0.58)%	1.30%
Class R6	0.46%	N/A	0.14%[c]	0.53%	1.13%	(0.58)%	0.55%
Class Y	0.46%	N/A	0.24%	0.53%	1.23%	(0.58)%	0.65%

323931 11/20

a Restated to reflect the management fee under the fund's new management contract, which will take effect on January 4, 2021.

b Restated to reflect higher investor servicing fees under a new investor servicing contract, which will take effect on January 4, 2021.

c Restated to reflect lower investors servicing fees under a new investor servicing contract, which will take effect on January 4, 2021.

d Reflects Putnam Investment Management, LLC's contractual obligation to limit certain fund expenses through November 30, 2024. This obligation may be modified or discontinued only with approval of the Board of Trustees.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. The example takes into account the expense reimbursement described above. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class A	$488	$676	$1,007	$1,945
Class B (no redemption)	$168	$520	$1,026	$2,227
Class B	$668	$820	$1,226	$2,227
Class C (no redemption)	$168	$520	$1,026	$2,419
Class C	$268	$520	$1,026	$2,419
Class R	$132	$412	$845	$2,050
Class R6	$56	$176	$444	$1,209
Class Y	$66	$208	$498	$1,325

Also as of the Effective Date, the third paragraph of the section “Risks” is replaced in its entirety as follows:

The fund invests in underlying funds and indirectly bears expenses related to the underlying funds. However, Putnam Management has contractually agreed to waive fees, reimburse expenses of, or reimburse the fund through at least November 30, 2024 in an amount equal to the fund's acquired fund fees and expenses. Putnam Management also has contractually agreed to waive fees and/or reimburse expenses of each class of shares of the fund through at least November 30, 2024 in an amount sufficient to result in total annual fund operating expenses for class A, B, C, R, R6 and

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Y shares of the fund (exclusive of certain fees and expenses) that equal 0.65%, 0.65%, 0.65%, 0.80%, 0.55%, and 0.65%, respectively, of the fund's average net assets.

Although Putnam Management serves as the investment adviser of the underlying funds, an underlying fund may change its investment program or policies without the fund’s approval, which could require the fund to reduce or eliminate its allocation to the underlying fund at an unfavorable time.

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